UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 18, 2025
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UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Health Drive,			655 New York Avenue NW
Eden Prairie,	Minnesota	55344	Washington,	DC	20001
(Address of principal executive offices)		(Zip Code)	(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 328-5979
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	UNH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Scott Gottlieb, M.D. as independent director

On November 18, 2025, UnitedHealth Group Incorporated (the “Company”) announced the appointment of Scott Gottlieb, M.D. to serve as an independent director of the Company, effective immediately. Dr. Gottlieb has not yet been appointed to any committees of the Board of Directors.

Dr. Gottlieb served as FDA commissioner from 2017 to 2019, where he became known for promoting transparency, strengthening patient safety and widening consumer choice. He led initiatives to modernize regulations to help foster medical innovation, promote competition in the pharmaceutical market, confront the opioid epidemic and curb youth tobacco use.

In addition to his FDA service, Dr. Gottlieb has held roles at the Centers for Medicare & Medicaid Services and on the Federal Health Information Technology Policy Committee. A physician, he is an elected member of the National Academy of Medicine and serves as a senior fellow at the American Enterprise Institute and a partner at New Enterprise Associates. He also contributes to CNBC and CBS News.

Dr. Gottlieb also serves as a director of Pfizer, Inc., Tempus AI, Inc. and Illumina, Inc.

Dr. Gottlieb will receive compensation for his services as a director in accordance with the Company’s standard compensation program for non-employee directors as amended from time to time, the material terms of which are described in the Company’s 2025 proxy statement.

In accordance with the Company’s customary practice, the Company is entering into its standard form of indemnification agreement with Dr. Gottlieb, which requires the Company to indemnify him against certain liabilities that may arise as a result of his status or service as a director. The foregoing description is qualified in its entirety by the full text of the form of Indemnification Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 1, 2015.

There are no arrangements or understandings between Dr. Gottlieb and any other person pursuant to which Dr. Gottlieb was appointed to serve on the Board of Directors. Dr. Gottlieb has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2025

UNITEDHEALTH GROUP INCORPORATED
By:	/s/ Kuai H. Leong

Kuai H. Leong
Senior Deputy General Counsel and Deputy Corporate Secretary